UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 31, 2008	000-52641
Date of Report (Date of earliest event reported)	Commission File Number

SILVER RESERVE CORP.
(Exact name of registrant as specified in its charter)

Delaware	98-0492752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1226 White Oak Blvd., Suite 10A Oakville, Ontario L6H 2B9
(Address of Principal Executive Offices) (Zip Code)

905-845-1073

(Registrant’s telephone number, including area code)

Item 8.01	Other Events

On March 31, 2008 Silver Reserve Corp. (the “Company”) issued a press release summarizing the status of exploration activities on of its certain mineral concessions located in Nevada.

Item 9.01	Exhibits

99.1	Press Release of Silver Reserve Corp. entitled “Progress on Nevada Precious Metal Projects” dated March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER RESERVE CORP.

March 31, 2008	/s/ Todd D. Montgomery
Name: Todd D. Montgomery
Title: President